Exhibit 4.25

THE CHARLES SCHWAB CORPORATION, as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

3.225% Senior Notes due 2022

Third Supplemental Indenture

Dated as of August 27, 2012

to

Senior Indenture dated as of June 5, 2009

Table of Contents

Exhibit A	-	Form of Note
Exhibit B	-	Form of Transfer Certificate for Transfer from QIB Global Note to Regulation S Global Note Prior to the Expiration of the Distribution Compliance Period
Exhibit C	-	Form of Transfer Certificate for Transfer from QIB Global Note to Regulation S Global Note After the Expiration of the Distribution Compliance Period
Exhibit D	-	Form of Transfer Certificate for Transfer from Regulation S Global Note to QIB Global Note Prior to the Expiration of the Distribution Compliance Period

i

THIRD SUPPLEMENTAL INDENTURE, dated as of August 27, 2012 (“Supplemental Indenture”), to the Indenture dated as of June 5, 2009 (as amended, modified or supplemented from time to time in accordance therewith, other than with respect to a particular series of debt securities, the “Base Indenture” and, as amended, modified and supplemented by this Supplemental Indenture, the “Indenture”), by and among THE CHARLES SCHWAB CORPORATION (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:

WHEREAS, the Company has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of senior debt securities to be issued in one or more series as provided in the Base Indenture;

WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this Supplemental Indenture in order to establish and provide for the issuance by the Company of (i) a series of Securities designated as its 3.225% Senior Notes due 2022 issued on the date hereof (the “Initial Notes”) and (ii) if and when issued pursuant to the Registration Rights Agreement (as defined herein), 3.225% Senior Notes due 2022 issued in a Registered Exchange Offer (as defined herein) in exchange for any Initial Notes (the “Exchange Notes”), on the terms set forth herein;

WHEREAS, upon the issuance of the Exchange Notes, or the effectiveness of a Shelf Registration Statement, this Supplemental Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions;

WHEREAS, Article IX of the Base Indenture provides that a supplemental indenture may be entered into by the parties for such purpose provided certain conditions are met;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been met; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid and legally binding agreement of the parties, in accordance with its terms, and a valid and legally binding amendment of, and supplement to, the Base Indenture with respect to the Notes (as defined herein) have been done;

NOW, THEREFORE:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01    Definitions.

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Base Indenture. The words “herein”, “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

As used herein, the following terms have the specified meanings:

“Additional Notes” has the meaning specified in Section 3.04 of this Supplemental Indenture.

“Agent Members” means members of, or participants in, the Depositary.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear or Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Base Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in Los Angeles, California or New York, New York are authorized or obligated by law or executive order to close.

“Clearstream” means Clearstream Banking, S.A., or any successor securities clearing agency.

“Company” has the meaning specified in the recitals of this Supplemental Indenture.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date pursuant to Section 4.01 of this Supplemental Indenture, (A) the arithmetic average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the arithmetic average of all such quotations for such Redemption Date.

“Definitive Note” means a certificated Initial Note (bearing a Restricted Notes Legend set forth on Exhibit A hereto if the transfer of such Note is restricted by applicable law), Exchange Note or Additional Note (bearing a Restricted Notes Legend set forth on Exhibit A hereto if the transfer of such Note is restricted by applicable law) that bears the Definitive Notes Legend.

“Definitive Notes Legend” has the meaning set forth in as the meaning set forth in Exhibit A.

“Depositary” means The Depository Trust Company or such other Depositary designated by the Company from time to time.

“Distribution Compliance Period” means the 40-day “distribution compliance period” (within the meaning of Rule 902(f) of Regulation S), with respect to the Regulation S Global Notes.

“Euroclear” means Euroclear Bank S.A./N.Y., as operator of Euroclear systems or any successor securities clearing agency.

“Exchange Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Exchange Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Final Settlement Date” has the meaning set forth in the Company’s Confidential Offering Memorandum dated August 1, 2012, as amended.

“Global Notes” means the QIB Global Notes and Regulation S Global Notes collectively.

“Global Notes Legend” has the meaning set forth in Exhibit A.

“Initial Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“interest” with respect to the Initial Notes means interest with respect thereto and Special Interest, if any.

“Interest Payment Date” has the meaning set forth in Section 3.01(d) of this Supplemental Indenture.

“ISIN” means International Securities Identifying Number.

“Notes” means the Initial Notes, the Exchange Notes or the Additional Notes.

“Permitted Liens” has the meaning set forth in Section 5.01 of this Supplemental Indenture.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“QIB Global Notes” means one or more global certificates in definitive, fully registered form without interest coupons, representing Notes initially issued to QIBs, and with the Global Notes Legend and Rule 144A Restricted Legend set forth in Exhibit A hereto, which global certificates shall be deposited upon issuance on behalf of the holders of the Notes represented thereby with the Trustee as custodian for Depositary and registered in the name of Cede & Co., as nominee of Depositary.

“QIB Notes” has the meaning set forth in Section 2.01.

“Quotation Agent” means the Reference Treasury Dealer that is selected by the Company in connection with an optional redemption pursuant to Article IV hereof to act as Quotation Agent in addition to acting as a Reference Treasury Dealer; provided, however, that if such Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.

“Redemption Date,” when used with respect to any Note, means the date specified for redemption by the Company.

“Redemption Price” means, when used with respect to any Note to be redeemed, the price at which it is to be redeemed pursuant to this Supplemental Indenture.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc. (or its successor) or any affiliate that is a Primary Treasury Dealer, (ii) Goldman, Sachs & Co. (or its successor) or any affiliate that is a Primary Treasury Dealer, (iii) a Primary Treasury Dealer that is selected by Wells Fargo Securities, LLC (or its successor) or any affiliate that is a Primary Treasury Dealer and (iv) up to two other Primary Treasury Dealers that are selected by Company; provided, however, that if any of the foregoing or their affiliates cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Transfer Restricted Notes, to issue and deliver to such Holder, in exchange for the Transfer Restricted Notes, a like aggregate principal amount of Exchange Notes.

“Registration Rights Agreement” means that certain Exchange and Registration Rights Agreement, dated as of the date hereof, among the Company and Citigroup Global Markets, Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC, relating to the Initial Notes or any similar agreement relating to any Additional Notes.

“Regular Record Date” has the meaning set forth in Section 3.01(d) of this Supplemental Indenture.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Notes” means one or more global certificates in definitive, fully registered form without interest coupons, representing Notes initially issued in reliance on Regulation S, and with the Global Notes Legend and Regulation S Restricted Legend set forth in Exhibit A hereto, which global certificates shall be deposited upon issuance on behalf of the holders of the Notes represented thereby with the Trustee as custodian for Depositary and registered in the name of Cede & Co., as nominee of Depositary, in each case for credit to the accounts of Euroclear and Clearstream.

“Regulation S Notes” has the meaning set forth in Section 2.01.

“Regulation S Restricted Legend” has the meaning set forth in Exhibit A.

“Restricted Notes Legend” means, collectively, the Rule 144A Restricted Legend and Regulation S Restricted Legend set forth in Exhibit A.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Restricted Legend” has the meaning set forth in Exhibit A.

“Shelf Registration Statement” means a registration statement filed by the Company in connection with the offer and sale of Transfer Restricted Notes pursuant to a Registration Rights Agreement.

“Special Interest” has the meaning set forth in the Registration Rights Agreement.

“Supplemental Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Transfer Restricted Notes” means Definitive Notes and any other Notes that bear or are required to bear a Restricted Notes Legend set forth in Exhibit A hereto.

“Treasury Rate” means, with respect to any Redemption Date pursuant to Section 4.01 of this Supplemental Indenture, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Voting Securities” has the meaning specified in Section 5.01 of this Supplemental Indenture.

Section 1.02    Conflicts with Base Indenture.

In the event that any provision of this Supplemental Indenture limits, qualifies or conflicts with a provision of the Base Indenture, such provision of this Supplemental Indenture shall control.

ARTICLE II

FORM OF NOTES

Section 2.01    Form of Notes.

(a)      The Initial Notes will be issued by the Company only to QIBs (the “QIB Notes”) or in reliance on Regulation S to persons outside the United States other than “U.S. persons” (as that term is defined in Regulation S) (the “Regulation S Notes”). Initial Notes may thereafter be transferred to, among others, QIBs or purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Pursuant to the Registration Rights Agreement, the Company intends to exchange the Initial Notes for Exchange Notes.

(b)      Initial Notes initially issued to QIBs in reliance on Rule 144A shall be issued in the form of one or more QIB Global Notes. Initial Notes initially issued in reliance on Regulation S shall be issued in the form of one or more Regulation S Global Notes. The Global Notes shall be duly executed by the Company and authenticated by the Trustee as provided in Section 3.03 and the Base Indenture and deposited with the Trustee as custodian for the Depositary or its nominee.

(c)      The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee.

(d)      Except as provided in Section 3.05 or Section 3.08, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Definitive Notes.

ARTICLE III

THE NOTES

Section 3.01    Amount; Series; Terms.

(a)      There is hereby created and designated a series of Securities under the Base Indenture: the title of the Notes shall be “3.225% Senior Notes due 2022”. The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes and shall not apply to any other series of Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other series of Securities specifically incorporates such changes, modifications and supplements.

(b)      The aggregate principal amount of Initial Notes that initially may be authenticated and delivered under this Supplemental Indenture shall be limited to $750,000,000, subject to increase as set forth in Section 3.04.

(c)      The Stated Maturity of the Notes shall be September 1, 2022. The Notes shall be payable and may be presented for payment, redemption, registration of transfer and exchange, without service charge, at the Corporate Trust Office.

(d)      The Notes shall bear interest at the rate of 3.225% per annum from and including from and including August 27, 2012, or from the most recent date to which interest has been paid or duly provided for, as further provided in the form of Note annexed hereto as Exhibit A. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months. The dates on which such interest shall be payable (each, an “Interest Payment Date”) shall be March 1 and September 1 of each year, commencing on March 1, 2013, and the “Regular Record Date” for any interest payable on each such Interest Payment Date shall be the close of business on the immediately preceding February 15 and August 15, respectively, whether or not a Business Day. Interest will be payable to the Holder of record on the Regular Record Date, provided, however, interest payable on the Stated Maturity will be paid to the person to whom the principal will be payable.

(e)      If any Interest Payment Date or the Stated Maturity of the Notes is not a Business Day, then the related payment of interest or principal payable, as applicable, on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Stated Maturity and no further interest will accrue as a result of such delay.

(f)      The Company shall pay all Special Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement. In the event the Company is required to pay Special Interest, the Company shall provide written notice to the Trustee of the Company’s obligation to pay Special Interest as soon as reasonably practicable and will use its commercially reasonable efforts to do so no later than 15 days prior to the next Interest Payment Date, which notice shall set forth the amount of the Special Interest to be paid by the Company.

(g)      Initially, the Trustee will act as Paying Agent. The Company may change any Paying Agent without notice to the Holders.

Section 3.02    Denominations.

The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 and any multiple of $1,000 in excess thereof.

Section 3.03    Execution, Authentication, Delivery and Dating.

The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer or its Treasurer, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile and shall not be required to be under the Company’s corporate seal.

Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

Pursuant to a Company Order, the Trustee shall authenticate for original issue Notes in an aggregate principal amount specified in the Company Order. The Trustee shall be provided with an Officer’s Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Notes. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated.

Each Note shall be dated the date of its authentication.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for in the Base Indenture executed by the Trustee by manual or facsimile signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 3.04    Additional Notes.

The Company may, from time to time, subject to compliance with any other applicable provisions of this Indenture, without notice to or consent of the Holders of the Notes, create and issue pursuant to this Indenture additional Notes (“Additional Notes”) having terms and conditions set forth in this Supplemental Indenture, identical to the Initial Notes issued on the date hereof, except that Additional Notes may:

(i)       have a different issue date than other Outstanding Notes;

(ii)      have a different issue price than other Outstanding Notes; and

(iii)     have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on other Outstanding Notes of such series;

provided, no Additional Notes shall be issued unless such Additional Notes will be fungible for U.S. federal income tax and securities law purposes with Notes issued on the date hereof; and provided further, the Additional Notes have the same CUSIP number as the Notes issued on the date hereof. No Additional Notes may be issued if on the issue date therefor any Event of Default has occurred and is continuing.

The Notes issued on the date hereof and any Additional Notes shall be treated as a single class for all purposes under this Indenture, including waivers, amendments and United States federal tax purposes.

With respect to any issuance of Additional Notes, the Company shall deliver to the Trustee a resolution of the Board of Directors or, if applicable, a certificate signed by the Chairman of the Board of Directors of the Company, the Chief Executive Officer, the

Chief Financial Officer or the Treasurer of the Company and an Officers’ Certificate in respect of such Additional Notes, which shall together provide the following information:

(i)       the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture; and

(ii)      the issue date, issue price, the first Interest Payment Date, the amount of interest accrued and payable on the first Interest Payment Date, the CUSIP number and corresponding ISIN of such Additional Notes.

Section 3.05    Transfer and Exchange.

(a)      Transfer and Exchange of Definitive Notes.  When Definitive Notes are presented to the Securities Registrar with a request to (i) register the transfer of such Definitive Notes, or (ii) exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Securities Registrar shall register the transfer or make the exchange as requested; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(i)       shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(ii)      if such Definitive Notes bear a Restricted Notes Legend and are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B), (C), or (D) below, and are accompanied by the following additional information and documents, as applicable:

(A) if such Notes are being transferred to the Company or any of its Subsidiaries (except in connection with a Registered Exchange Offer), a certification to that effect (in the form set forth on the reverse of the Form of Note attached hereto as Exhibit A); or

(B) if such Notes are being transferred to a person the Holder reasonably believes is a QIB acquiring for its own account or for the account of one or more QIBs to whom notice is given that such transfer is being made in reliance on Rule 144A, a certification by each of the transferor and the transferee in the form set forth on the reverse of the Form of Note attached hereto as Exhibit A; or

(C) if such Notes are being transferred in an offshore transaction to a non-U.S. person in accordance with Rule 903 or 904 of Regulation S, (i) a certification to that effect (in the form set forth on the reverse of the Note) and (ii) if the Company or the Trustee so requests, as provided on the reverse of the Form of Note in Exhibit A, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Regulation S Restricted Legend in Exhibit A hereto; or

(D) if such Notes are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse of the Form of Note attached hereto as Exhibit A) and (ii) if the Company or the Trustee so requests, as provided in the reverse of the Form of Note in Exhibit A, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Rule 144A Restricted Legend in Exhibit A hereto.

(b)      Transfer and Exchange of Beneficial Interests in Global Notes.

(i)       The transfer and exchange of beneficial interests in Global Notes shall be effected through the Depositary, in accordance with the following provisions and the procedures of the Depositary therefor. A transferor of a beneficial interest in Global Notes shall deliver to the Securities Registrar a written order given in accordance with the Depositary’s procedures containing information regarding the participant account at the Depositary to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such instructions with a beneficial interest in the applicable Global Note, and the participant account related to the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii)      If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Securities Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such beneficial interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Securities Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such beneficial interest is being transferred.

(iii)     Notwithstanding any other provisions of this Supplemental Indenture, a Global Note may not be transferred except as a whole and not in part if the transfer is by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(c)      Restrictions on Transfer of Global Notes.

(i)       If the proposed transfer is a transfer of a beneficial interest in a QIB Global Note to a beneficial interest in a Regulation S Global Note, the transferor of such beneficial interest shall deliver to the Securities Registrar (1) a certificate substantially in the form of Exhibit B hereto if such transfer occurs prior to the expiration of the Distribution Compliance Period and (2) a certificate substantially in the form of Exhibit C hereto if such transfer occurs after the expiration of the Distribution Compliance Period.

(ii)      In the event that a Global Note is exchanged for Definitive Notes that bear a Restricted Notes Legend, such Global Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 3.05 (including the certification requirements set forth on the reverse of the Notes intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company or as set forth in the Base Indenture.

(iii)     During the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures, the Regulation S Restricted Legend and any applicable securities laws of any state of the United States. Prior to the expiration of the Distribution Compliance Period, if the proposed transfer is a transfer of a beneficial interest in a Regulation S Global Note to a beneficial interest in a QIB Global Note, the transferor of such beneficial interest shall deliver to the Securities Registrar a certificate substantially in the form of Exhibit D hereto.

(d)      The Depositary, as Holder of the Global Notes, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action that a Holder is entitled to give or take under the Base Indenture and this Third Supplemental Indenture.

Section 3.06    Legend.

(a)      Except as permitted by this Section 3.06, each certificate evidencing (i) the QIB Note shall bear the Rule 144A Restricted Legend set forth in Exhibit A hereto until the date that is one year after August 27, 2012, or, if additional QIB Notes are issued on the Final Settlement Date, the date that is one year after the Final Settlement Date, or such shorter period of time as permitted by Rule 144 under the Securities Act and (ii) the Regulation S Note shall bear a legend substantially in the form of the Regulation S Restricted Legend set forth in Exhibit A hereto until the date that is 40 days after the later of (A) August 27, 2012 or, if additional Regulation S Notes are issued on the Final Settlement Date, the Final Settlement Date or (B) the date on which the Regulation S Note was first offered to persons other than distributors (as defined in Rule 902 of Regulation S). Upon the expiration of the time periods described in (i) and (ii) of this Section 3.06(a), as applicable, the Trustee, upon receipt of a Company Order instructing the Trustee to authenticate and deliver Notes without Restricted Notes Legends, shall authenticate and deliver, in exchange for such Note, a Note (or Notes) having an equal aggregate principal balance that does not or do not bear such Restricted Notes Legend.

(b)      After (i) a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes or (ii) an Initial Note is exchanged for an Exchange Note pursuant to an effective Exchange Registration Statement, in either case, pursuant to this Supplemental Indenture and the Registration Rights Agreement, all requirements pertaining to Restricted Notes Legends on such Initial Notes will cease to apply, and a Note in global form without Restricted Notes Legends will be available to the transferee of the beneficial interests of such Notes. Any Additional Notes sold in a registered offering shall not be required to bear a Restricted Notes Legend. Upon the occurrence of any of the circumstances described in (i) and (ii) of this Section 3.06(b), the Trustee, upon receipt of a Company Order instructing the Trustee to authenticate and deliver Notes without Restricted Notes Legends, shall authenticate and deliver, in exchange for such Note, a Note (or Notes) having an equal aggregate principal balance that does not or do not bear such Restricted Notes Legend.

Section 3.07    Registered Exchange Offer.

Upon the occurrence of the Registered Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 3.03 of this Supplemental Indenture, the Trustee shall authenticate (i) one or more Global Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amounts of the beneficial interests in the Global Notes tendered for acceptance by Persons that provide in the applicable letters of transmittal such certifications as are required by the Registration Rights Agreement and applicable law, and accepted for exchange in the Registered Exchange Offer and (ii) Definitive Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amount of the Definitive Notes tendered for acceptance by Persons that provide in the applicable letters of transmittal such certifications as are required by the Registration Rights Agreement and applicable law, and accepted for exchange in the Registered Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Global Notes with the Restricted Notes Legend to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of the Definitive Notes that have been so accepted Definitive Notes without the Restricted Notes Legend in the applicable principal amount. Any Notes that remain outstanding after the consummation of the Registered Exchange Offer, and Exchange Notes issued in connection with the Registered Exchange Offer, shall be treated as a single class of securities under this Indenture.

Section 3.08    Definitive Notes.

(a)      A Global Note deposited with the Depositary or with the Trustee as custodian pursuant to Section 2.01 or issued in connection with a Registered Exchange Offer may be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Sections 3.05 and 3.06 of this Supplemental Indenture and Section 3.5(2) of the Base Indenture.

(b)      Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 3.08 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 3.08 shall be executed, authenticated and delivered only in denominations of $1,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary shall direct. Any Definitive Note delivered in exchange for an interest in a Global Note that is a Transfer Restricted Note shall, except as otherwise provided by Section 3.06, bear the Restricted Notes Legend.

(c)      The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

(d)      In the event of the occurrence of any of the events specified in subsection (a) of this Section 3.08, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

ARTICLE IV

OPTIONAL REDEMPTION OF SECURITIES

Section 4.01    Optional Redemption.

(a)      The provisions of Article XI of the Base Indenture, as supplemented by the provisions of this Supplemental Indenture, shall apply to the Notes.

(b)      At any time and from time to time, the Notes shall be redeemable, as a whole or in part, at the Company’s option, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the Notes to be redeemed, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the Redemption Date) discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 25 basis points, plus, in either case, accrued and unpaid interest to, but not including, the Redemption Date for such Notes; provided, however, if the Redemption Date is after a Regular Record Date and on or prior to a corresponding Interest Payment Date, such accrued and unpaid interest will be paid on the Redemption Date to the holder of record on the Regular Record Date.

(c)      On and after the Redemption Date for such Notes, interest will cease to accrue on such Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date, and accrued and unpaid interest, if any, on such Notes. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee and the Depositary deems appropriate; provided, however, that in no event, shall Notes of a principal amount of $1,000 or less be redeemed in part.

(d)      Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed; provided, however, that if the Trustee is asked to give such notice it shall be notified in writing of such request at least 15 days prior to the date of the giving of such notice (unless a shorter notice shall be satisfactory to the Trustee). Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above in clause (b), shall be set forth in an Officer’s Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

ARTICLE V

COVENANTS AND REMEDIES

Section 5.01    Limitations on Liens.

The Company (or any successor corporation) will not, and will not permit any Subsidiary to, create, assume, incur or guarantee any indebtedness for borrowed money secured by a pledge, lien or other encumbrance, except for Permitted Liens (defined below), on the Voting Securities (defined below) of Charles Schwab & Co., Inc., Charles Schwab Bank, Charles Schwab Investment Management, Inc., or Schwab Holdings, Inc. unless the Company shall cause the Notes to be secured equally and ratably with (or, at the Company’s option, prior to) any indebtedness secured thereby. “Permitted Liens” means (i) liens for taxes or assessment or governmental charges or levies (a) that are not then due and delinquent, (b) the validity of which is being contested in good faith or (c) which are less than $1,000,000 in amount; (ii) liens created by or resulting from any litigation or legal proceedings which are currently being contested in good faith by appropriate proceedings or which involve claims of less than $1,000,000; (iii) deposits to secure (or in lieu of) surety, stay, appeal or customs bonds; and (iv) such other liens as the Board of Directors of the Company determines do not materially detract from or interfere with the present value or control of the Voting Securities subject thereto or affected thereby. “Voting Securities” means stock of any class or classes having general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of the corporation in question, provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

ARTICLE VI

SUPPLEMENTAL INDENTURES

Section 6.01    Supplemental Indentures with Consent of Holders.

The terms of this Supplemental Indenture may be modified as set forth in Article IX of the Base Indenture. For the avoidance of doubt, no supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby, reduce the Redemption Price of any Note.

ARTICLE VII

MISCELLANEOUS

Section 7.01    Sinking Funds.

Article XII of the Base Indenture shall have no application. The Notes shall not have the benefit of a sinking fund.

Section 7.02    Conversion of Notes.

Article XIV of the Base Indenture shall have no application. The Notes shall not be convertible into shares of Common Stock of the Company.

Section 7.03    Confirmation of Indenture.

The Base Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the Base Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 7.04    Counterparts.

The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

Section 7.05    Governing Law.

THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

Section 7.06    Trustee.

The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals herein are deemed to be those of the Company and not of the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

THE CHARLES SCHWAB CORPORATION, as Issuer

By:	/s/ William F. Quinn
Name: William F. Quinn
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Melonee Young
Name: Melonee Young
Title: Vice President

EXHIBIT A

FORM OF NOTE

Each Global Note shall bear the following legend (“Global Notes Legend”):

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Each Definitive Note shall bear the following legend (“Definitive Notes Legend”):

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

Each QIB Note shall bear the following legend (“Rule 144A Restricted Legend”) until the date that is one year after August 27, 2012, or, if additional QIB Notes are issued on the Final Settlement Date, the date that is one year after the Final Settlement Date, or such shorter period of time as permitted by Rule 144 under the Securities Act:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, THAT THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF ONLY (I) TO THE CHARLES SCHWAB CORPORATION (THE “ISSUER”) OR ANY OF ITS SUBSIDIARIES, (II) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN ACCORDANCE WITH RULE 144A, (III) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR ANY OTHER AVAILABLE EXEMPTION FROM SUCH REGISTRATION, SUBJECT TO ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (III) OR (IV) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY AFTER THE RESALE RESTRICTIONS HAVE EXPIRED UNDER APPLICABLE LAW.

BY ITS ACQUISITION OF THIS SECURITY THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS”

OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (II) THE ACQUISITION AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

Each Regulation S Note shall bear the following legend (“Regulation S Restricted Legend”) until the date that is 40 days after the later of (i) August 27, 2012 or, if additional Regulation S Notes are issued on the Final Settlement Date, the Final Settlement Date or (ii) the date on which the Regulation S Note was first offered to persons other than distributors (as defined in Rule 902 of Regulation S):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, THAT THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF ONLY (I) TO THE CHARLES SCHWAB CORPORATION (THE “ISSUER”) OR ANY OF ITS SUBSIDIARIES, (II) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN ACCORDANCE WITH RULE 144A, (III) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM SUCH REGISTRATION, SUBJECT TO ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (III) OR (IV) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY AFTER THE RESALE RESTRICTIONS HAVE EXPIRED UNDER APPLICABLE LAW.

BY ITS ACQUISITION OF THIS SECURITY THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (II) THE ACQUISITION AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

THE CHARLES SCHWAB CORPORATION

3.225% Senior Notes due 2022

No. [ ]	CUSIP No.: [808513 AF2][1] [U16039 AA4][2] ISIN No.: [US808513AF25][3][USU16039AA44][4]

THE CHARLES SCHWAB CORPORATION, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO., or its registered assigns, the principal sum of [ ] DOLLARS, or such lesser amount as is indicated in the records of the Trustee and Depositary, on September 1, 2022.

Interest Payment Dates: March 1 and September 1 of each year (each, an “Interest Payment Date”), commencing on March 1, 2013.

Interest Record Dates: February 15 and August 15 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

Dated: August [  ], 2012

1 For the QIB Notes.

2 For Regulation S Notes

3 For the QIB Notes.

4 For Regulation S Notes

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

THE CHARLES SCHWAB CORPORATION

By:
Name:
Title:

Attest:

Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

THE CHARLES SCHWAB CORPORATION

3.225% Senior Notes due 2022

1.        Interest.

The Charles Schwab Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from and including August 27, 2012. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. Interest will be payable to the Holder of record on the Regular Record Date, provided, however, interest payable on the Stated Maturity will be paid to the person to whom the principal will be payable. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing March 1, 2013. If any Interest Payment Date or the Stated Maturity of the Notes is not a Business Day, then the related payment of interest or principal payable, as applicable, on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Stated Maturity and no further interest will accrue as a result of such delay. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The holder of this Note is entitled to the benefits of a Exchange and Registration Rights Agreement, dated as of August 27, 2012, among the Company and the Dealer Managers named therein (the “Registration Rights Agreement”). Capitalized terms used in this paragraph (b) but not defined herein have the meanings assigned to them in the Registration Rights Agreement. In the event that a Registration Default has occurred and is continuing pursuant to the terms of the Registration Rights Agreement, the Company shall be obligated to pay Special Interest from and including the date on which the first such Registration Default shall occur to but excluding the date on which the Registration Default has been cured, at a rate of 0.25% per annum on the applicable principal amount of Registrable Securities held by such Holder for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% with respect to each subsequent 90-day period until all Registration Defaults have been cured, provided that the maximum aggregate increase in the interest rate may in no event exceed 0.50% per annum.

The Issuer shall pay interest on overdue principal from time to time on demand by the Trustee pursuant to Section 5.3 of the Base Indenture (defined below) at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.        Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3.        Indenture; Defined Terms.

This Note is one of the 3.225% Senior Notes due 2022 (the “Notes”) issued under the Senior Indenture dated as of June 5, 2009 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as amended, modified and supplemented by the Third Supplemental Indenture dated as of August 27, 2012, the “Indenture”) by and between the Issuer and the Trustee, as trustee. This Note is a “Global Security” and the Notes are “Global Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.        Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $1,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5.        Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (voting together as a single class). The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default under the Indenture shall have occurred and be continuing (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive, with certain exceptions, such past default with respect to all such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the Securities of each series at the time Outstanding affected thereby (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

6.        Optional Redemption.

The Issuer may redeem the Notes in whole or in part, at its option, at any time or from time to time prior to maturity on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the Notes (the “Redemption Date”). The redemption price will be equal to the greater of:

(i)      100% of the principal amount of the Notes to be redeemed; or

(ii)     as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the Redemption Date) discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate plus 25 basis points, plus, in either case, accrued interest thereon to, but not including, the Redemption Date; provided, however, if the Redemption Date is after a Regular Record Date and on or prior to a corresponding Interest Payment Date, such accrued and unpaid interest will be paid on the Redemption Date to the holder of record on the Regular Record Date.

On and after the Redemption Date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Issuer shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date, and accrued and unpaid interest, if any, on such Notes. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee deems fair and appropriate; provided, however, that in no event, shall Notes of a principal amount of $1,000 or less be redeemed in part.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed; provided, however, that if the Trustee is asked to give such notice it shall be notified in writing of such request at least 15 days prior to the date of the giving of such notice (unless a shorter notice shall be satisfactory to the Trustee). Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above, shall be set forth in an Officer’s Certificate of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

7.        Defaults and Remedies.

If an Event of Default with respect to Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of all affected series then Outstanding (voting together as a single class) may declare the principal amount of all the Securities of the affected series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) of and the accrued interest on all the Securities of such affected series shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Securities of all affected series (voting together as a single class) at the time Outstanding, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series.

8.        Authentication.

This Note shall not be valid until the Trustee manually or by facsimile signs the certificate of authentication on this Note.

9.        Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.      CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.      Governing Law.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of California.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                          as agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d)(1)(i) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer or any of its Subsidiaries; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	to a person the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) acquiring for its own account or for the account of one or more qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 or 904 under the Securities Act of 1933; or

(5)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933 or any other available exemption from the registration requirements of the Securities Act; or

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer or Trustee may reasonably request as to the compliance with the restrictions set forth in the restricted notes legend.

Your Signature

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is acquiring this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee	NOTICE: To be executed by an executive officer

EXHIBIT B

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM QIB GLOBAL NOTE

TO REGULATION S GLOBAL NOTE

PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD

The Bank of New York Mellon Trust Company, N.A.,

    as Securities Registrar

400 South Hope Street, Suite 400

Los Angeles, CA 90071

United States of America

Attention:  Corporate Unit

Re:	U.S.$[—] 3.225% Senior Notes due 2022 of
The Charles Schwab Corporation

Reference is hereby made to the Indenture, dated as of June 5, 2009, as supplemented by the Third Supplemental Indenture dated as of August 27, 2012 (together, the “Indenture”), in each case between The Charles Schwab Corporation (the “Company”), as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$                     principal amount of the Company’s 3.225% Senior Notes due 2022 (the “Notes”) which are evidenced by a QIB Global Note (CUSIP No. 808513 AF2) and held with the Depositary by or on behalf of [insert name of transferor] as beneficial owner (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by a Regulation S Global Note, which amount, immediately after such transfer, is to be held with the Depositary.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under Regulation S of the United States Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby further certify that:

(1)      the offer of the Notes was not made to a Person in the United States;

(2)      either:

(A)        at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

B-1

(B)      the transaction was executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States, or

(C)      the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(3)      no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(4)      the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)      upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear Bank S.A./N.V. or Clearstream Banking, societe anonyme or both.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[INSERT NAME OF TRANSFEROR]

By
Name:
Title:

Dated:

cc:      The Charles Schwab Corporation

B-2

EXHIBIT C

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM QIB GLOBAL NOTE

TO REGULATION S GLOBAL NOTE

AFTER THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD

The Bank of New York Mellon Trust Company, N.A.,

    as Securities Registrar

400 South Hope Street, Suite 400

Los Angeles, CA 90071

United States of America

Attention: Corporate Unit

Re:	U.S.$[—] 3.225% Senior Notes due 2022 of
The Charles Schwab Corporation

Reference is hereby made to the Indenture, dated as of June 5, 2009, as supplemented by the Third Supplemental Indenture dated as of August 27, 2012 (together, the “Indenture”), in each case between The Charles Schwab Corporation (the “Company”), as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$                     principal amount of Company’s 3.225% Senior Notes due 2022 (the “Notes”) which are evidenced by a QIB Global Note (CUSIP No. 808513 AF2) and held with the Depositary by or on behalf of [insert name of transferor] as beneficial owner (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by a Regulation S Global Note, which amount, immediately after such transfer, is to be held with the Depositary.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with either (i) Rule 903 or Rule 904 (as applicable) under Regulation S of the United States Securities Act of 1933, as amended (the “Securities Act”), or (ii) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

(1)      if the transfer has been effected pursuant to Rule 903 or Rule 904:

(A)         the offer of the Notes was not made to a Person in the United States;

(B)         either:

C-1

(i)            at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii)           the transaction was executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States, or

(iii)           the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(C)         no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(D)         the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

OR

(2)     such transfer is pursuant to a transaction permitted by Rule 144 and attached is an opinion of counsel regarding the compliance with Rule 144.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By
Name:
Title:

Dated:

cc:            The Charles Schwab Corporation

C-2

EXHIBIT D

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM REGULATION S GLOBAL NOTE

TO QIB GLOBAL NOTE

PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD

The Bank of New York Mellon Trust Company, N.A.,

    as Securities Registrar

400 South Hope Street, Suite 400

Los Angeles, CA 90071

United States of America

Attention: Corporate Unit

Re:	U.S.$[—] 3.225% Senior Notes due 2022 of
The Charles Schwab Corporation

Reference is hereby made to the Indenture, dated as of June 5, 2009, as supplemented by the Third Supplemental Indenture dated as of August 27, 2012 (together, the “Indenture”), in each case between The Charles Schwab Corporation (the “Company”), as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$                     principal amount of the Company’s 3.225% Senior Notes due 2022 (the “Notes”) which are evidenced by one or more Regulation S Global Dollar Notes (CUSIP No. U16039 AA4) and held with the Depositary through [Euroclear Bank S.A./N.V.] [Clearstream Banking, societe anonyme] by or on behalf of [insert name of transferor] as beneficial owner (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by a QIB Global Note, which amount, immediately after such transfer, is to be held with the Depositary.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that:

(1)      such transfer is being effected in accordance with any applicable securities laws of any state of the United States or any other jurisdiction;

AND

(2)      the Notes are being transferred in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”) to a transferee that the transferor reasonably

D-1

believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a qualified institutional buyer within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A under the Securities Act; and it has notified the transferee that it has relied on Rule 144A as a basis for the exemption from the registration requirements of the Securities Act used in connection with the transfer;

OR

(3) such transfer is pursuant to an exemption from the registration requirements of the Securities Act; and attached is an opinion of counsel regarding the availability of such exemption.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By
Name:
Title:

Dated:

cc:            The Charles Schwab Corporation

D-2